CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                             (the "Company")

             SUPPLEMENT DATED NOVEMBER 20, 1995 TO THE PROSPECTUS
                           Dated October 1, 1995

                    Connecticut Mutual Liquid Account

                        Class A and Class B Shares
              Connecticut Mutual Government Securities Account
                      Connecticut Mutual Income Account
                    Connecticut Mutual Total Return Account
                      Connecticut Mutual Growth Account

     At a meeting of the Company's Board of Directors on November 17, 1995, the Board approved several changes to the management of the Company and the Accounts in anticipation of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts
Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to all Accounts. The Merger is expected to be consummated during the first three months of 1996.

     The Board has approved the following changes subject to consummation of the Merger and to the approval of the Accounts' shareholders:

* The selection of Oppenheimer Management Corporation ("Oppenheimer"), Two World Trade Center, New York, NY, as the investment adviser to all Accounts. Oppenheimer is a registered investment adviser, which together with its affiliates, has over $38 billion under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately upon consummation of the Merger and approval by shareholders.)

      The rate of the investment management fee applicable to each Account will not change as a result of Oppenheimer's assumption of management of the Accounts.

* The selection of Oppenheimer Funds Distributor, Inc. ("OFD"), an affiliate of Oppenheimer, as the principal underwriter of the Accounts' shares. (Effective no later than 90 days after the consummation of the Merger and approval by shareholders.)

* The amendment of each Account's (except Liquid Account) Class A Rule 12b-1 distribution plan to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients"). (Effective no later than 90 days after the consummation of the Merger and approval by shareholders.)

         The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

* The amendment of each Account's (except Liquid Account) Class B Rule 12b-1 distribution plan to permit OFD and Qualified Recipients to be compensated for expenditures under the Class B Rule 12b-1 plan for the full amount of the authorized payment. (Effective no later than 90 days after the consummation of the Merger and approval by shareholders.)

         The maximum level of payment to OFD and Qualified Recipients pursuant to the Class B Rule 12b-1 plans will not be increased from the present maximum level.

* The proposed reorganization of Liquid Account, Government Securities Account and Income Account, respectively, into mutual funds currently managed by Oppenheimer with comparable investment objectives and policies.

* The nomination of twelve (12) new directors to serve as the Company's Board of Directors. (Effective 90 days after the consummation of the Merger and approval by shareholders.)

     The Board has also approved the appointment of Oppenheimer Shareholder Services as the Company's transfer agent and shareholder servicing agent.

     Until the transition to full service by Oppenheimer and its affiliates to the Accounts is completed during the 90 day period after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent). The Liquid Account's existing Rule 12b-1 plan will remain in effect after the Merger, except that OFD will be authorized to receive payments under the plan at such time as OFD assumes responsibility for distribution services.



November 20, 1995